Exhibit 99.1
Financial News Release
For Immediate Release

Contact Information:	Investor Inquiries	Media Inquiries
	Richard Brooks	Chris Bright
	Pixelworks, Inc.	Pixelworks, Inc.
	Tel: (408) 200-9210	Tel: (503) 454-1770
	E-mail: rbrooks@pixelworks.com	E-mail: cbright@pixelworks.com
Web site: www.pixelworks.com
Conference Call at 2 p.m. PDT, April 24, 2007 — Pixelworks will host a conference call at 2 p.m. PDT, April 24, 2007, which can be accessed at (719) 457-2684 and using pass code 2963935. The Web broadcast can be accessed by visiting our investor page at www.pixelworks.com. For those unable to listen to the live Web broadcast, it will be archived through May 24, 2007. A replay of the conference call will also be available through midnight on April 27, 2007, and can be accessed by calling (719) 457-0820 using pass code 2963935.
Pixelworks Reports First Quarter 2007 Financial Results
     Tualatin, Ore., April 24, 2007 — Pixelworks, Inc. (NASDAQ:PXLW), an innovative provider of powerful video and pixel processing technology for advanced televisions and digital projectors, today announced financial results for the first quarter ended March 31, 2007.
     First quarter 2007 revenue of $24.0 million was at the high end of the company’s outlook and represented a 19.6 percent sequential decrease from fourth quarter 2006 revenue of $29.8 million, and a 34.4 percent decrease from first quarter 2006 revenue of $36.6 million. As expected, the sequential decrease in revenue was a result of several factors, including a seasonal decline in the projector market as well as a decline in shipments of legacy products.
     First quarter 2007 GAAP gross margin was 41.1 percent compared to 31.5 percent in the fourth quarter of 2006 and (23.2) percent in the first quarter of 2006. Cost of sales included restructuring charges of $0.1 million and $2.1 million in the first quarter of 2007 and the fourth quarter of 2006 respectively, as well as non-cash expenses of approximately $0.7 million for amortization of acquired intangible assets and stock-based compensation. First quarter 2007 non-GAAP gross profit margin was 44.5 percent, an improvement from 41.1 percent in the fourth quarter of 2006 and 40.8 percent in the first quarter of 2006. The sequential improvement in non-GAAP gross profit margin resulted primarily from a more favorable mix of products sold and lower material costs.
     First quarter 2007 GAAP operating expenses were $22.4 million and included $2.8 million in restructuring charges and $1.8 million in non-cash amortization of acquired intangible
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Pixelworks Reports First Quarter 2007 Financial Results
April 24, 2007

assets and stock-based compensation. GAAP operating expenses in the fourth quarter of 2006 were $31.9 million and included $10.6 million in restructuring charges and $2.2 million in non-cash amortization of acquired intangible assets and stock-based compensation. GAAP operating expenses in the first quarter of 2006 totaled $27.8 million, and included non-cash charges of approximately $4.8 million for an impairment loss on certain acquired intangible assets, amortization of acquired intangible assets and stock-based compensation.
     Non-GAAP operating expenses of $17.8 million in the first quarter of 2007 were down $1.3 million from $19.1 million in the fourth quarter of 2006, and down $5.2 million from $23.0 million in the first quarter of 2006. The decrease in non-GAAP operating expenses was a direct result of our restructuring plans, which are focused on returning the company to profitability.
     First quarter 2007 GAAP net loss totaled $(12.4) million, or $(0.25) per share, compared to GAAP net loss of $(15.5) million, or $(0.32) per share in the fourth quarter of 2006 and GAAP net loss of $(33.1) million, or $(0.69) per share in the first quarter of 2006. First quarter 2007 non-GAAP net loss totaled $(7.0) million, or $(0.14) per share, compared to non-GAAP net loss of $(4.7) million, or $(0.10) per share in the fourth quarter of 2006 and non-GAAP net loss of $(7.8) million, or $(0.16) per share in the first quarter of 2006.
     “Our first quarter results are encouraging and demonstrate that we are making substantial progress in our restructuring efforts,” said Hans Olsen, President and CEO of Pixelworks. “We met our first quarter revenue guidance, trimmed our non-GAAP operating expenses for the quarter by $1.3 million and are on track to achieve our goal of reducing quarterly operating expenses to $15 million by the end of the third quarter of this year,” added Olsen.
     “Looking ahead, we believe we have seen the low point for revenue as evidenced by a strong book-to-bill ratio in the first quarter of 1.15 to 1. We continue to make progress on our new product strategy and are working closely with key customers to position Pixelworks to deliver superior video and pixel performance,” concluded Olsen.
Business Outlook for Second Quarter 2007
     The following statements are based on the company’s current expectations. These statements are forward-looking, subject to risks and uncertainties, and actual results may differ materially. These statements do not include the potential impact of any investments outside the ordinary course of business, or mergers or acquisitions that may be completed after March 31, 2007. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The inclusion of any statement in this
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Pixelworks Reports First Quarter 2007 Financial Results
April 24, 2007

release does not constitute a suggestion by the company or any other person that the events or circumstances described in such statements are material. The company does not undertake to publicly update or revise these forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied in this release will not be realized.
The Company estimates the net loss per diluted share in the second quarter of 2007 will be $(0.15) to $(0.21) on a GAAP basis and $(0.08) to $(0.14) on a non-GAAP basis, based on the following estimates:
•	The company anticipates a sequential revenue increase to $25.0 to $27.0 million. Revenue is highly dependent on a number of factors including, but not limited to, consumer confidence and spending, seasonality in the consumer electronics market, general economic conditions, the company’s ability to secure additional design wins, timely customer transition to new product designs, new product introductions, production yields, growth rates in the advanced television, multimedia projector, flat panel monitor and advanced media processor markets, levels of inventory at distributors and customers, and supply of products from the company’s third party foundries.

•	GAAP gross profit margin of approximately 40.0 to 42.0 percent. Non-GAAP gross profit margin of approximately 43.0 to 45.0 percent, which excludes an estimated $0.8 million for the amortization of acquired intangible assets, restructuring charges and stock-based compensation. Gross profit margin may be higher or lower than expected due to many factors including, but not limited to, competitive pricing actions, changes in estimated product costs, revenue levels and product mix, new product yields, and inventory and warranty reserve changes.

•	GAAP operating expenses of $18.7 million to $20.2 million and non-GAAP operating expenses of $16.5 million to $17.5 million. Non-GAAP operating expenses exclude approximately $2.2 million to $2.7 million in expenses for stock-based compensation, restructuring charges and amortization of acquired intangible assets.

•	Interest and other income, net of approximately $600,000.

•	A tax provision of approximately $500,000 on both a GAAP and non-GAAP basis. GAAP and non-GAAP effective tax rates are subject to significant variation on an ongoing basis due to changes in the level of loss or income before taxes, deferred tax assets, research and development tax credits and other factors.
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Pixelworks Reports First Quarter 2007 Financial Results
April 24, 2007

About Pixelworks, Inc.
     Pixelworks, headquartered in Tualatin, Oregon, is an innovative provider of powerful video and pixel processing technology for manufacturers of advanced televisions and digital projectors. Pixelworks’ flexible design architecture enables our unique technology to produce outstanding image quality in our customers’ display products in a range of solutions including system-on-chip ICs, co-processors ICs and discrete chips. At design centers in Shanghai and San Jose, Pixelworks engineers push pixel performance to new levels for leading manufacturers of consumer electronics and professional displays worldwide.
     For more information, please visit the company’s Web site at www.pixelworks.com.
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     Pixelworks is a trademark of Pixelworks, Inc. All other trademarks and registration marks are the property of their respective corporations.
Non-GAAP Financial Measures
     This press release makes reference to non-GAAP gross margins, operating expenses and net loss which exclude restructuring charges, amortization of acquired intangible assets, intangible asset impairments, stock-based compensation expense and a gain on the repurchase of long-term debt, all of which are required under GAAP. The company believes these non-GAAP measures provide a meaningful perspective on its underlying cash flow dynamics, but cautions investors to consider these measures in addition to, not as a substitute for, its consolidated financial results as presented in accordance with GAAP. A complete reconciliation between GAAP and non-GAAP financial measures is included in this earnings release which is available in the investor relations section of the company’s website.
Safe Harbor Statement
     This release contains statements, including the statements in the “Business Outlook for Second Quarter 2007” section above, that are forward-looking statements within the meaning of the “Safe Harbor” provisions of the federal Securities Litigation Reform Act of 1995. Such statements are based on current expectations, estimates and projections about the company’s business. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual results could vary materially from the description contained herein due to many factors including those described above and the following: changes in growth in the advanced television, multimedia projector, digital media streaming device and flat panel monitor industries; changes in consumer confidence or spending; changes in customer ordering patterns or lead times; the success of our products in expanded markets; success in achieving operating efficiencies from our restructuring efforts, competitive factors, such as rival chip architectures, introduction or traction by competing designs, or pricing pressures; insufficient, excess or obsolete inventory and variations in inventory valuation; our product mix; new product yield rates, changes in regional demand for our product, non-acceptance of the combined technologies by leading manufacturers, changes in the recoverability of intangible assets and long lived assets; and other risk factors listed from time to time in the company’s Securities and Exchange Commission filings.
     The forward-looking statements we make today, speak as of today, and we do not undertake any obligation to update any such statements to reflect events or circumstances occurring after today. Please refer to our Annual Report on Form 10-K for the year ended December 31, 2006 and subsequent SEC filings for a description of factors that could cause actual results to differ materially from the preliminary results announced.
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Pixelworks Reports First Quarter 2007 Financial Results
April 24, 2007

PIXELWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 31,
	2007	2006
Revenue, net	$23,981	$36,559
Cost of revenue (1)	14,128	45,043

Gross profit (loss)	9,853	(8,484)

Operating expenses:
Research and development (2)	11,975	15,693
Selling, general and administrative (3)	7,525	10,004
Restructuring	2,768	—
Amortization of acquired intangible assets	90	333
Impairment loss on acquired intangible assets	—	1,753

Total operating expenses	22,358	27,783

Loss from operations	(12,505)	(36,267)

Interest income	1,527	1,324
Interest expense	(657)	(698)
Amortization of debt issuance costs	(165)	(171)
Gain on repurchase of long-term debt, net	—	3,009

Interest and other income, net	705	3,464

Loss before income taxes	(11,800)	(32,803)

Provision for income taxes	622	252

Net loss	$(12,422)	$(33,055)

Net loss per share — basic and diluted	$(0.25)	$(0.69)

Weighted average shares outstanding — basic and diluted	48,780	47,947

(1) Includes:
Amortization of acquired developed technology	$705	$1,972
Restructuring	101	—
Stock-based compensation	20	58
Impairment loss on acquired developed technology	—	21,330
Amortization of acquired inventory mark-up	—	26
(2) Includes stock-based compensation	670	1,231
(3) Includes stock-based compensation	1,033	1,511
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Pixelworks Reports First Quarter 2007 Financial Results
April 24, 2007

PIXELWORKS, INC.
RECONCILIATION OF GAAP AND NON-GAAP FINANCIAL INFORMATION *
(Dollars in thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2007	2006
Reconciliation of GAAP gross profit (loss) and non-GAAP gross profit

GAAP gross profit (loss)	$9,853	$(8,484)

Amortization of acquired developed technology	705	1,972
Restructuring	101	—
Stock-based compensation	20	58
Impairment loss on acquired developed technology	—	21,330
Amortization of acquired inventory mark-up	—	26

Total reconciling items included in cost of revenue	826	23,386

Non-GAAP gross profit	$10,679	$14,902

Non-GAAP gross profit margin	44.5%	40.8%

Reconciliation of GAAP and non-GAAP operating expenses

GAAP operating expenses	$22,358	$27,783

Reconciling item included in research and development:
Stock-based compensation	670	1,231
Reconciling item included in selling, general and administrative:
Stock-based compensation	1,033	1,511
Restructuring	2,768	—
Amortization of acquired intangible assets	90	333
Impairment loss on acquired intangible assets	—	1,753

Total reconciling items included in operating expenses	4,561	4,828

Non-GAAP operating expenses	$17,797	$22,955

*	Our non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net loss and non-GAAP net loss per share differs from GAAP gross profit (loss), GAAP operating expenses, GAAP net loss and GAAP net loss per share due to the exclusion of acquisition-related items, intangible asset impairments, restructuring charges, stock-based compensation expenses and gain on repurchase of long-term debt. Pixelworks’ management believes the presentation of non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net loss and non-GAAP net loss per share provides useful information to investors regarding Pixelworks’ results of operations allowing investors to better evaluate underlying cash flow dynamics. Pixelworks’ management also uses each of these non-GAAP measures internally to better evaluate underlying cash flow dynamics. Pixelworks, however, cautions investors to consider these non-GAAP financial measures in addition to, and not as a substitute for, our GAAP financial measures.
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Pixelworks Reports First Quarter 2007 Financial Results
April 24, 2007

PIXELWORKS, INC.
RECONCILIATION OF GAAP AND NON-GAAP FINANCIAL INFORMATION *
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 31,
	2007	2006
Reconciliation of GAAP and non-GAAP net loss

GAAP net loss	$(12,422)	$(33,055)

Reconciling items included in cost of revenue	826	23,386
Reconciling items included in operating expenses	4,561	4,828
Gain on repurchase of long-term debt, net	—	(3,009)
Tax effect of non-GAAP adjustments	29	38

Non-GAAP net loss	$(7,006)	$(7,812)

Non-GAAP net loss per share — basic and diluted	$(0.14)	$(0.16)

Non-GAAP weighted average shares outstanding — basic and diluted	48,780	47,947

*	Our non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net loss and non-GAAP net loss per share differs from GAAP gross profit (loss), GAAP operating expenses, GAAP net loss and GAAP net loss per share due to the exclusion of acquisition-related items, intangible asset impairments, restructuring charges, stock-based compensation expenses and gain on repurchase of long-term debt. Pixelworks’ management believes the presentation of non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net loss and non-GAAP net loss per share provides useful information to investors regarding Pixelworks’ results of operations allowing investors to better evaluate underlying cash flow dynamics. Pixelworks’ management also uses each of these non-GAAP measures internally to better evaluate underlying cash flow dynamics. Pixelworks, however, cautions investors to consider these non-GAAP financial measures in addition to, and not as a substitute for, our GAAP financial measures.
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Pixelworks Reports First Quarter 2007 Financial Results
April 24, 2007

PIXELWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	March 31,	December 31,
	2007	2006

ASSETS

Current assets:
Cash and cash equivalents	$66,607	$63,095
Short-term marketable securities	38,382	53,985
Accounts receivable, net	12,639	9,315
Inventories, net	13,892	13,809
Prepaid expenses and other current assets	5,731	6,374

Total current assets	137,251	146,578

Long-term marketable securities	17,510	17,504
Property and equipment, net	18,460	21,931
Other assets, net	8,706	9,287
Debt issuance costs, net	2,757	2,922
Acquired intangible assets, net	8,754	9,549

Total assets	$193,438	$207,771

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$9,357	$8,093
Accrued liabilities and current portion of long-term liabilities	14,898	19,319
Income taxes payable	10,373	10,997

Total current liabilities	34,628	38,409

Long-term liabilities, net of current portion	6,786	7,414
Long-term debt	140,000	140,000

Total liabilities	181,414	185,823

Shareholders’ equity	12,024	21,948

Total liabilities and shareholders’ equity	$193,438	$207,771